Exhibit 99.1

Building Shareholder Value January 2016 J. P. Morgan Health care Conference A R I A D Pharmaceuticals , Inc . David Sachs Non-small cell lung cancer ARIAD clinical trial patient

Some of the statements in this presentation constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995. Such statements are subject to factors, risks and uncertainties (such as those detailed in the Company’s periodic filings with the SEC) that may cause actual results to differ materially from those expressed or implied by such forward looking statements. 01.2016 J.P. Morgan Healthcare Conference 2

ARIAD 2015: key accomplishments Achieved Iclusig revenue - $113 million(estimated/unaudited) Iclusig launched in Italy, Canada and Australia France pricing and reimbursement nearly completed Established Iclusig distributors - Central and Eastern Europe, Turkey, and Canada Initiated key new Iclusig clinical trials: dose-ranging OPTIC trial 2nd-line OPTIC-2L trial Achieved full patient enrollment in brigatinib pivotal ALTA trial Filed for approval of Iclusig in Japan with Otsuka Advanced development candidate AP32788 – IND filed 01.2016 J.P. Morgan Healthcare Conference 3

Iclusig: seeking to expand the global opportunity in resistant Ph+ leukemias Early-switch 2nd line 2nd line 3rd line No other options T315I 01.2016 J.P. Morgan Healthcare Conference

Iclusig: seeking to expand the global opportunity in resistant Ph+ leukemias Chronic Phase Accelerated Phase Blast Phase Ph+ ALL 01.2016 J.P. Morgan Healthcare Conference 5

Iclusig: building the U.S. market-2015 ~55% ~60% 2nd or chronic 3rd line phase 1,300 patients treated ~70% at ~1,100 15mg or prescribers 30mg dose to date Through 12/31/15 01.2016 J.P. Morgan Healthcare Conference 6

Iclusig: 2016-2018 commercialization strategy Strategic imperatives - Ensure earlier identification of eligible Iclusig patents - Build confidence in Iclusig - Own the treatment of patients who failed 2nd-gen TKIs - Maintain patients on therapy Cross-functional alignment - Investments linked to product strategies and aligned across Commercial and R&D 01.2016 J.P. Morgan Healthcare Conference

Lung Cancer: two distinct opportunities Brigatinib – ALK+ NSCLC AP32788 – NSCLC - Potential best-in-class - Orally active TKI orally active TKI - Unique profile against - Competitive profile a validated class of expected to garner mutated targets significant market share - Addresses unmet - Global market medical need approaches $2B by 2020 01.2016 J.P. Morgan Healthcare Conference 8

Brigatinib: maximizing the value in 2016 Initiate randomized, front-line trial vs. crizotinib Present full data update from ALTA trial at ASCO NDA filing in 3Q 2016 Leverage existing commercial infrastructure and capabilities to be launch ready by year-end 2016 Breakthrough therapy designation may accelerate approval timeline 01.2016 J.P. Morgan Healthcare Conference 9

ALK + NSCLC market: a significant opportunity

ARIAD

2016 annual incidence

U.S.	Europe	Japan	ROW
~9,000	~5,500	~3,500	~4,700

Sources: SEER Cancer Statistics Review 1975-2010; UpToDate; 2012 SEER Data (Cancer Statistics Review, 1975-2008); Cancer.gov; incidence reflects mid-point of range; ROW = Rest of world

01.2016 | J.P. Morgan Healthcare Conference | 10

Research & Development Key Investments

R&D focus: five key investments Leukemia Iclusig – dose-ranging trial Iclusig – randomized trial vs. in 3rd line CML nilotinib in 2nd line CML Lung Cancer Brigatinib – ALTA Brigatinib – randomized AP32788 – clinical trial in refractory trial vs. crizotinib proof-of-concept trial ALK+ NSCLC in 1st line ALK+ NSCLC 01.2016 J.P. Morgan Healthcare Conference 12

Iclusig: dose-ranging OPTIC trial Trial enrolling patients Adult CP-CML patients resistant to 2 TKIs, N=450 Primary endpoint: MCyR by 12 months 1:1:1 Randomization Ponatinib 15 mg Ponatinib 30 mg Ponatinib 45 mg Dose reduction to 15 mg upon achievement of MCyR Minimum follow-up of 2 years 01.2016 J.P. Morgan Healthcare Conference 13

Iclusig: second-line OPTIC-2L trial Trial enrolling patients Adult CP-CML patients resistant to imatinib, N=600 Primary endpoint: MMR by 12 months 1:2:1 Randomization Ponatinib 30 mg Ponatinib 15 mg Nilotinib 400 mg Dose reduction to 15 mg Dose reduction to 10 mg upon achievement of MMR upon achievement of MMR Minimum follow-up of 5 years 01.2016 J.P. Morgan Healthcare Conference 14

Iclusig: as a third-line treatment option Proportion of Patients Achieving CCyR 0.0 0.2 0.4 0.6 0.8 1.0 PROBABILITY BAF, BOS, DAS, OR NIL: [Cortes, 2011] BOS: [Khoury, 2012] DAS: [Garg, 2009] DAS: [Quintas-Cardama, 2007] DAS or NIL: [Garcia-Gutierrez, 2012] 22%-26% DAS or NIL: [Ibrahim, 2010] DAS or NIL: [Rossi, 2011] NIL: [Garg, 2009] NIL: [Giles, 2010] NIL: [Nicolini, 2009] PONATINIB: [Cortes, 2012] PONATINIB (non-T315I): [Cortes, 2012] 60.5% (95% CI PONATINIB: PACE [52.1-68.6]) PONATINIB: PACE non-T315I These data suggest sequencing of second-generation TKIs may be a suboptimal treatment approach SOURCE: Lipton, et al. Blood. 2013;122 (abstr 4010) BAF=bafetinib; BOS=bosutinib; DAS=dasatinib; NIL=nilotinib. NOTE: Node size in graph represents patient numbers; line signifies derived 95% confidence interval. 01.2016 J.P. Morgan Healthcare Conference 15

Brigatinib: pivotal ALTA trial in refractory ALK+ NSCLC Fully enrolled; Data to be submitted to ASCO 2016 Increase to 180 mg Global Trial N= 220 patients Brigatinib 110 patients 90 mg Randomized 1:1 All Patients Includes patients with brain metastases Continue on 90 mg 1 Week 110 patients Primary endpoint = ORR Randomized Phase 2 design NDA filing expected 3Q 2016; approval expected in early 2017 01.2016 J.P. Morgan Healthcare Conference 16

Brigatinib: achieved impressive PFS and duration of response in ALK+ NSCLC patients

ARIAD

PFS


Probability of PFS (%)
100
90
80
70
60
50
40
30
20
10
0
0
6
12
18
24
30
Time (mo)
Prior crizotinib
Crizotinb-naive

Duration of Response


Probability of PFS (%)
100
90
80
70
60
50
40
30
20
10
0
0
6
12
18
24
30
Time (mo)
Prior crizotinib
Crizotinb-naive

- Patients treated with prior crizotinib:
  - Median PFS = 13.4 months
  - Median duration of response = 9.3 months

- Median PFS was 10.9 months for patients treated with 90 mg, and 13.4 months for patients treated with 90 mg for 7 days and then escalated to 180 mg

01.2016 | J.P. Morgan Healthcare Conference | 17

Brigatinib: antitumor activity has been clearly demonstrated in ALK+ NSCLC patients Progressive disease Stable disease Partial Response Complete response In (%) Baseline From Lesions Change Target Best Dotted line at –30% indicates threshold for partial response All patients had previously received crizotinib unless otherwise indicated; initial daily doses ranged from 30 to 300 mg/d a Received prior crizotinib and ceritinib (n=2) b Crizotinib-naive patients (n=8) 01.2016 J.P. Morgan Healthcare Conference 18

Key R&D milestones: next 3 years 2016 2017 2018 Iclusig • Patient enrollment in • Early data from • Ongoing data from OPTIC and OPTIC-2L OPTIC trial OPTIC trial trials • Full patient enrollment in • Early data from OPTIC-2L • Approval in Japan OPTIC-2L trial trial • Data presented from ISTs brigatinib • U.S. filing in refractory • U.S. approval and launch • EU launch ALK+ NSCLC • EU filing in refractory • Interim data from 1st line • 1st line trial enrolling ALK+ NSCLC trial AP32788 • Preclinical data • Phase 1/2 proof of concept • Start of pivotal trial presented data • Start of Phase 1/2 trial 01.2016 J.P. Morgan Healthcare Conference 19

ARIAD science: a strong internally developed pipeline PRECLINICAL PROOF OF PIVOTAL APPROVED Iclusig (ponatinib)* CONCEPT CML, Ph+ ALL (refractory) Ph+ ALL (with chemo, 1st, 2nd line) AML (FLT3) Lung cancer (FGFR) Lung cancer (RET) Gastrointestinal stromal tumors (KIT) Medullary thyroid cancer (RET) Biliary cancer (FGFR) Brigatinib (AP26113) Non-small cell lung cancer (ALK) AP32788 Non-small cell lung cancer * Includes investigator-sponsored trials. 01.2016 J.P. Morgan Healthcare Conference 20

Financial update and 2016 catalysts Marcele Wilson Chronic myeloid leukemia ARIAD clinical trial patient

2015 Key financial results Estimated FY 2015 financials* (dollars in millions) Iclusig revenue $113 Selling, general and administrative expenses $163 Research and development expenses $173 Cash, cash equivalents, marketable securities as $242 of 12/31/15 *All amounts presented are unaudited estimates 01.2016 J.P. Morgan Healthcare Conference 22

ARIAD 2016: key catalysts Accelerate Iclusig sales in U.S. and Europe Present brigatinib ALTA data at ASCO File brigatinib NDA in Q3 Begin Phase 1/2 trial of AP32788 mid-year Receive approval of Iclusig in Japan by year-end Enroll patients in OPTIC and OPTIC-2L trials 01.2016 J.P. Morgan Healthcare Conference 23

ARIAD